Litigation	12 Months Ended
Dec. 31, 2011
Loss Contingency, Information about Litigation Matters [Abstract]
Litigation
27.	Litigation

The Company settled all pending litigation with TSMC on November 9, 2009, including the legal action filed in California for which a verdict was returned by the jury against SMIC on November 4, 2009, with a Settlement Agreement (the “2009 Settlement Agreement”) which replaced the previous settlement agreement with TSMC (“2005 Settlement Agreement”). The 2009 Settlement Agreement resolved all pending lawsuits between the parties and the parties have since dismissed all pending litigation between them. The terms of the 2009 Settlement Agreement include the following:

	1)	Entry of judgment and mutual release of all claims that were or could have been brought in the pending lawsuits;

	2)	Termination of SMIC’s obligation to make remaining payments under the 2005 Settlement Agreement between the parties (approximately US$40 million);

	3)	Payment to TSMC of an aggregate of US$200 million (with US$15 million paid upon execution, funded from SMIC’s existing cash balances, and the remainder to be paid in installments over a period of four years);

	4)	Commitment to grant TSMC 1,789,493,218 shares of SMIC and a warrant exercisable within three years of issuance to subscribe for an additional 695,914,030 shares, subject to adjustment, at a purchase price of HK$1.30 per share (which would allow TSMC to obtain, by means of exercise of the warrant, ownership of approximately 2.78% of SMIC’s issued share capital as at December 31, 2010 (assuming a full exercise of the warrant)), subject to receipt of required government and regulatory approvals. The 1,789,493,218 ordinary shares and the warrant were issued on July 5, 2010; and

	5)	Certain remedies in the event of breach of this settlement.

Accounting Treatment for the 2009 Settlement Agreement: In accounting for the 2009 Settlement Agreement, the Company determined that there were three components of the 2009 Settlement Agreement:

1)	Settlement of litigation via entry of judgment and mutual release of all claims in connection with pending litigation;

2)	TSMC’s covenant not-to-sue with respect to alleged misappropriation of trade secrets; and

3)	Termination of payment obligation of the remaining payments to TSMC under the 2005 Settlement Agreement of approximately $40 million.

The Company does not believe that any of the aforementioned qualify as assets under US GAAP. Accordingly, all such items were expensed as of the settlement date, and previously recorded deferred cost associated with the 2005 Settlement Agreement were immediately impaired, resulting in an expense of $269.6 million which was recorded as litigation settlement in the consolidated statements of comprehensive income. The commitment to grant shares and warrants was initially measured at fair value and was accounted for as a derivative with all subsequent changes in fair value reflected in the consolidated statements of comprehensive income. The Company recorded a loss of $30.1 million and $29.8 million as the change in the fair value of commitment to issue shares and warrants in 2009 and 2010 through the date of issuance of the shares and warrants on July 5, 2010, respectively.